COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
ENVIRONMENTAL MATTERS
The Company is subject to various federal, state, local, and foreign government requirements relating to the protection of the environment. The Company believes that, as a general matter, the Company's policies, practices, and procedures are properly designed to prevent unreasonable risk of environmental damage and personal injury and that the handling, manufacture, use, and disposal of hazardous substances are in accordance with environmental and safety laws and regulations. However, mainly because of past operations and operations of predecessor companies, the Company, like other companies engaged in similar businesses, incurred remedial response and voluntary cleanup costs for site contamination and is a party to lawsuits and claims associated with environmental and safety matters, including past production of products containing hazardous substances. Additional lawsuits, claims, and costs involving environmental matters are likely to continue to arise in the future.
With respect to environmental matters involving site contamination, the Company continually conducts studies, individually or jointly with other potentially responsible parties, to determine the feasibility of various remedial techniques. It is the Company's policy to record liabilities for environmental matters when remedial efforts or damage claim payments are probable and the costs can be reasonably estimated. Such liabilities are based on the Company's best estimate of the undiscounted future costs required to complete the remedial work. The recorded liabilities are adjusted periodically as remediation efforts progress or as additional technical, regulatory, or legal information becomes available. Given the uncertainties regarding the status of laws, regulations, enforcement policies, the impact of other potentially responsible parties, technology, and information related to individual sites, the Company does not believe it is possible to develop an estimate of the range of reasonably possible environmental loss in excess of the Company's recorded liabilities. The Company expects to fund expenditures for these matters from operating cash flows. The timing of cash expenditures depends on a number of factors, including the timing of remedial investigations and feasibility studies, the timing of litigation and settlements of remediation liability, personal injury and property damage claims, regulatory approval of cleanup projects, remedial techniques to be utilized, and agreements with other parties.
The following table summarizes information concerning the Company's recorded liabilities for environmental costs:

	Years Ended December 31,
	2025	2024	2023
Beginning of year	$626	$586	$569
Accruals for environmental matters deemed probable and reasonably estimable	443	261	213
Environmental liability payments	(175)	(221)	(196)
End of year	$894	$626	$586
Environmental liabilities are included in the following balance sheet accounts:

	December 31,
	2025	2024
Accrued liabilities	$180	$237
Other liabilities	714	389
Total environmental liabilities	$894	$626
In conjunction with the Resideo spin-off, the Company entered into an indemnification and reimbursement agreement with a Resideo subsidiary, pursuant to which Resideo’s subsidiary had an ongoing obligation to make cash payments to Honeywell in amounts equal to 90% of Honeywell’s annual net spending for environmental matters at certain sites as defined in the agreement. As the Company incurred costs for environmental matters deemed probable and reasonably estimable related to the sites covered by the indemnification and reimbursement agreement, a corresponding receivable from Resideo for 90% of such costs was also recorded. The receivable amount recorded in 2024 was $202 million. As of December 31, 2024, Other current assets and Other assets included $140 million and $583 million, respectively, for the short-term and long-term portion of the receivable amount due from Resideo under the indemnification and reimbursement agreement.
The amount payable to Honeywell in any given year was subject to a cap of $140 million, and the payment obligation was to continue until the earlier of December 31, 2043, or December 31 of the third consecutive year during which the annual payment obligation is less than $25 million. Reimbursements associated with this agreement were collected from Resideo quarterly and were $105 million and $140 million, respectively, in 2025 and 2024 and offset operating cash outflows incurred by the Company.
In 2025, the Company and Resideo entered into a termination agreement for the accelerated monetization of the indemnification and reimbursement agreement. Upon closing of the transactions contemplated pursuant to the termination agreement, the Company received a one-time cash payment of $1,590 million in lieu of all future payments to which the Company was entitled pursuant to the indemnification and reimbursement agreement. The Company applied the one-time cash payment and the third quarter 2025 quarterly reimbursement payment against the outstanding receivable balance due from Resideo. The Company recognized a gain of $802 million in Other (income) expense for the cash proceeds received in excess of the receivables due from Resideo.
As a result of the termination agreement, Resideo no longer has any obligation to make cash payments to Honeywell in respect of Honeywell's net spending for environmental matters.
Also in 2025, the Company enhanced its process for estimating environmental liabilities at sites undergoing active remediation. By leveraging improved data availability and refining historical analytics, the Company implemented an improved methodology for estimating environmental liabilities related to actively managed environmental sites, resulting in an increase of the estimated environmental liabilities of $211 million. The Company does not currently possess sufficient additional information to reasonably estimate the amounts of environmental liabilities to be recorded upon future completion of studies, litigation, or settlements, and neither the timing nor the amount of the ultimate costs associated with environmental matters can be determined, although they could be material to the Company's consolidated results of operations and operating cash flows in the periods recognized or paid. However, considering the Company's past experience and existing reserves, the Company does not expect that environmental matters will have a material adverse effect on its consolidated financial position.
ASBESTOS MATTERS
Honeywell is named in asbestos-related personal injury claims related to North American Refractories Company (NARCO), which was sold in 1986, and the Bendix Friction Materials (Bendix) business, which was sold in 2014.
The following tables summarize information concerning NARCO and Bendix asbestos-related balances:
ASBESTOS-RELATED LIABILITIES

	Year Ended December 31, 2025			Year Ended December 31, 2024			Year Ended December 31, 2023
	Bendix	NARCO	Total	Bendix	NARCO	Total	Bendix	NARCO	Total
Beginning of year	$1,482	$—	$1,482	$1,644	$—	$1,644	$1,291	$1,325	$2,616
Accrual for update to estimated liability	42	—	42	41	1	42	43	5	48
Change in estimated cost of future claims	15	—	15	20	—	20	423	—	423
Update of expected resolution values for pending claims	—	—	—	—	—	—	56	—	56
Asbestos-related liability payments	(161)	—	(161)	(223)	(1)	(224)	(169)	(5)	(174)
Loss on asbestos liabilities divestiture	148	—	148	—	—	—	—	—	—
Liability divestiture transaction	(1,526)	—	(1,526)	—	—	—	—	—	—
NARCO Buyout	—	—	—	—	—	—	—	(1,325)	(1,325)
End of year	$—	$—	$—	$1,482	$—	$1,482	$1,644	$—	$1,644
INSURANCE RECOVERIES FOR ASBESTOS-RELATED LIABILITIES

	Year Ended December 31, 2025			Year Ended December 31, 2024			Year Ended December 31, 2023
	Bendix	NARCO	Total	Bendix	NARCO	Total	Bendix	NARCO	Total
Beginning of year	$110	$80	$190	$123	$88	$211	$130	$135	$265
Probable insurance recoveries related to estimated liability	—	—	—	3	—	3	11	—	11
Insurance receipts for asbestos-related liabilities	(12)	(5)	(17)	(16)	(8)	(24)	(18)	(21)	(39)
Insurance receivables settlements and write-offs	—	—	—	—	—	—	—	(26)	(26)
Liability divestiture transaction	(98)	—	(98)	—	—	—	—	—	—
End of year	$—	$75	$75	$110	$80	$190	$123	$88	$211
NARCO and Bendix asbestos-related balances are included in the following balance sheet accounts:

	December 31,
	2025	2024
Other current assets	$5	$19
Other assets	70	171
Total insurance recoveries for asbestos-related liabilities	$75	$190
Accrued liabilities	$—	$157
Asbestos-related liabilities	—	1,325
Total asbestos-related liabilities	$—	$1,482
NARCO Products – NARCO manufactured high-grade, heat-resistant, refractory products for various industries. Honeywell’s predecessor, Allied Corporation, owned NARCO from 1979 to 1986. Allied Corporation sold the NARCO business in 1986 and entered into a cross-indemnity agreement which included an obligation to indemnify the purchaser for asbestos claims, arising primarily from alleged occupational exposure to asbestos-containing refractory brick and mortar for high-temperature applications. NARCO ceased manufacturing these products in 1980 and filed for bankruptcy in January 2002, at which point in time all then current and future NARCO asbestos claims were stayed against both NARCO and Honeywell pending the reorganization of NARCO. The Company established its initial liability for NARCO asbestos claims in 2002.
NARCO emerged from bankruptcy in April 2013, at which time a federally authorized 524(g) trust was established to evaluate and resolve all existing NARCO asbestos claims (the Trust). Both Honeywell and NARCO are protected by a permanent channeling injunction barring all present and future individual actions in state or federal courts and requiring all asbestos-related claims based on exposure to NARCO asbestos-containing products to be made against the Trust (Channeling Injunction).
On November 18, 2022, Honeywell entered into a definitive agreement (Buyout Agreement) with the Trust, and on November 20, 2022, in exchange for the NARCO Trust Advisory Committee (TAC) and Lawrence Fitzpatrick, in his capacity as the NARCO Asbestos Future Claimants Representative (FCR), becoming parties to the Buyout Agreement, Honeywell, the Trust, the TAC, and the FCR entered into an Amended and Restated Buyout Agreement (Amended Buyout Agreement).
Pursuant to the terms of the Amended Buyout Agreement, Honeywell agreed to make a one-time, lump sum payment in the amount of $1.325 billion to the Trust (Buyout Amount), subject to certain deductions as described in the Amended Buyout Agreement and in exchange for the release by the Trust of Honeywell from all further and future obligations of any kind related to the Trust and/or any claimants who were exposed to asbestos-containing products manufactured, sold, or distributed by NARCO or its predecessors, including Honeywell’s ongoing evergreen obligation to fund (i) claims against the Trust, which comprise Honeywell’s NARCO asbestos-related claims liability, and (ii) the Trust’s annual operating expenses, which are expensed as incurred, including its legal fees (which operating expenses, for reference, were approximately $30 million in 2022) (such evergreen obligations referred to in (i) and (ii), Honeywell Obligations) (the NARCO Buyout).
On December 8, 2022, the Bankruptcy Court issued an order that (A) approved the Amended Buyout Agreement, and (B) declared that the NARCO Channeling Injunction (which bars all past, present, and future individual actions in state or federal courts based on exposure to NARCO asbestos-containing products and requires all such claims to be made against the Trust) will remain in full force and effect without modification, dissolution, or termination (Order).
On December 14, 2022, HWI, the reorganized and renamed entity that emerged from the NARCO bankruptcy, entered into a definitive agreement (Sale Agreement) pursuant to which an affiliate of Platinum Equity, LLC agreed to acquire HWI (HWI Sale) subject to the terms set forth in the Sale Agreement, including customary conditions to closing set forth therein. In accordance with the Amended Buyout Agreement, the economic rights of the Trust in respect of the net proceeds from the HWI Sale inure to the benefit of Honeywell.
On January 30, 2023, the Company paid the Buyout Amount to the Trust, the parties closed the transactions contemplated in the Amended Buyout Agreement (Closing), and Honeywell was released from the Honeywell Obligations. Honeywell continues to have the right to collect proceeds in connection with its NARCO asbestos-related insurance policies.
With the issuance of the Order, the Company derecognized the NARCO asbestos-related liability of $688 million from the Consolidated Balance Sheet and recognized a charge of $1.325 billion in the Consolidated Statement of Operations and accrued a corresponding liability in the Consolidated Balance Sheet for the Buyout Amount. In addition, the Company recognized a benefit of $295 million in the Consolidated Statement of Operations and corresponding asset in Other current assets in the Consolidated Balance Sheet for Honeywell's rights to the proceeds from the HWI Sale. The benefit of $295 million offset the charge for the Buyout Amount.
On February 16, 2023, the HWI Sale closed. Pursuant to the Amended Buyout Agreement, during 2025, 2024 and 2023, Honeywell received $2 million, $3 million and $275 million of proceeds from the HWI sale, respectively.
Bendix Products – Bendix manufactured automotive brake linings that contained chrysotile asbestos in an encapsulated form. Claimants consist largely of individuals who allege exposure to asbestos from brakes from either performing or being in the vicinity of individuals who performed brake replacements.
As of December 31, 2024, the Consolidated Financial Statements reflected an estimated liability for resolution of asserted (claims filed as of the financial statement date) and unasserted Bendix-related asbestos claims, which excluded the Company’s ongoing legal fees to defend such asbestos claims which will continue to be expensed as they are incurred.
The Company reflected the inclusion of all years of epidemiological disease projection through 2059 when estimating the liability for unasserted Bendix-related asbestos claims. Such liability for unasserted Bendix-related asbestos claims was based on historic and anticipated claims filing experience and dismissal rates, disease classifications, and average resolution values in the tort system over a defined look-back period. The Company valued Bendix asserted and unasserted claims using average resolution values for the previous two years. The Company reviewed the valuation assumptions and average resolution values used to estimate the cost of Bendix asserted and unasserted claims during the fourth quarter each year.
In 2023, the Company recognized a $522 million expense and corresponding adjustment to its estimated liability for Bendix asbestos-related claims. This amount included $434 million attributable primarily to shortening the look-back period to the two most recent years, and to a lesser extent to increasing expected resolution values for a subset of asserted claims to adjust for higher claim values in that subset than in the modelled two-year data set.
The Company's insurance receivable corresponding to the liability for settlement of asserted and unasserted Bendix asbestos claims reflects coverage which is provided by a large number of insurance policies written by dozens of insurance companies in both the domestic insurance market and the London excess market. Based on the Company's ongoing analysis of the probable insurance recovery, insurance receivables are recorded in the financial statements simultaneous with the recording of the estimated liability for the underlying asbestos claims. This determination is based on the Company's analysis of the underlying insurance policies, historical experience with insurers, ongoing review of the solvency of insurers, judicial determinations relevant to insurance programs, and consideration of the impacts of any settlements reached with the Company's insurers.
Liability Divestiture Transaction
On September 29, 2025, the Company permanently divested all of its legacy Bendix asbestos liabilities and certain non-Bendix asbestos liabilities, contributing cash and transferring asbestos liabilities to a third party entity. As part of the agreement, the Company will be indemnified from future asbestos claims. Under the terms of the agreement, the Company contributed $1,428 million in cash and derecognized $1,526 million of asbestos liabilities and $98 million of related insurance assets. Included in the Company's 2025 results is a pre-tax loss on settlement of the divestiture of $148 million, which was recorded in Cost of products and services sold in the Consolidated Statement of Operations.
SEC MATTER
The Company is cooperating with a formal investigation by the SEC which is focused on certain financial reporting matters, including with respect to the Company's former Performance Materials and Technologies segment. At this time, the Company does not expect the outcome of this matter to have a material adverse effect on the Company's consolidated results of operations, cash flows, or financial position.
PETROBRAS AND UNAOIL MATTERS
On December 19, 2022, the Company reached a comprehensive resolution to the investigations by the U.S. Department of Justice (DOJ), the SEC, and certain Brazilian authorities (Brazilian Authorities) relating to the Company's use of third parties who previously worked for the Company's UOP business in Brazil in relation to a project awarded in 2010 for Petróleo Brasileiro S.A. (Petrobras). The investigations focused on the Company’s compliance with the U.S. Foreign Corrupt Practices Act and similar Brazilian laws (UOP Matters). The comprehensive resolution also resolves DOJ and SEC investigations relating to a matter involving a foreign subsidiary’s prior contract with Unaoil S.A.M. in Algeria executed in 2011 (the Unaoil Matter).
In connection with the comprehensive resolution, (i) the Company agreed to pay a total equivalent of $203 million, which payment occurred in January 2023, to the DOJ, the SEC, and the Brazilian Authorities, collectively, in penalties, disgorgement, and prejudgment interest, (ii) the Company’s subsidiary, UOP, LLC (UOP), entered into a three-year Deferred Prosecution Agreement (DPA) with the DOJ for charges related to the UOP Matters, (iii) UOP entered into leniency agreements with the Brazilian Authorities related to the UOP Matter in Brazil, and (iv) the Company entered into an agreement with the SEC that resolves allegations relating to the UOP Matters and the Unaoil Matter. Pursuant to these agreements, the Company agreed to undertake certain compliance measures and compliance reporting obligations. These agreements entirely resolve the Petrobras and Unaoil investigations. In July 2025, the DOJ filed, and the court granted, a motion for early termination of the DPA, and the deferred charges related to the UOP Matters have been dismissed with prejudice.
LITIGATION MATTERS
Flexjet v. Honeywell International Inc.
Flexjet, LLC (Flexjet) provides private jet services to customers. Honeywell maintains aircraft engine maintenance service contracts with Flexjet. During the COVID-19 pandemic, a customer dispute arose over delayed engine deliveries and specified engine enrollments under these maintenance service contracts. In 2021, the Company notified Flexjet that it was invoking force majeure provisions in response to the pandemic. On March 1, 2023, Flexjet brought suit against the Company, alleging breach of the parties’ aircraft engine maintenance service agreement (the MSA), seeking liquidated damages for delayed engine repairs, and claiming that its liquidated damages continue to accrue related to engines awaiting repair. Additionally, two third-party aircraft repair and services companies, Duncan Aviation, Inc. (Duncan) and StandardAero Business Aviation Services, LLC (StandardAero) each sued Flexjet for amounts allegedly owed for services provided, and Flexjet filed third-party complaints in those cases on January 10, 2025 and June 10, 2025, respectively, purporting to join the Company as a third-party defendant.
The Company recorded accruals in accordance with ASC 450, Contingencies, with respect to the Flexjet-related matters. In December 2025, the Company announced it was in ongoing settlement negotiations with Flexjet and the other parties to the litigation matters. Based on negotiations as of December 22, 2025, the Company increased the accrual for this matter by approximately $370 million in the fourth quarter of 2025, which resulted in a reduction to sales and operating income by approximately $310 million and $370 million, respectively.
On January 16, 2026, the Company completed a comprehensive settlement relating to its lawsuit with Flexjet. As part of this comprehensive settlement, the Company entered into settlement agreements with Duncan, StandardAero, and Flexjet. As of January 21, 2026, each of these cases have been dismissed. These settlements resolve all legal disputes among the parties arising out of the alleged breach of the MSA.
In connection with these settlements, the Company paid $59 million in December 2025 associated with the Duncan and StandardAero settlements. The Company paid $375 million in the first quarter of 2026 associated with a settlement payment to Flexjet.
Contemporaneous with the Company’s entry into the settlement agreement with Flexjet, Flexjet and Honeywell amended the MSA to extend the term through 2035.
OTHER MATTERS
The Company is subject to a number of other lawsuits, investigations, and claims (some of which involve substantial dollar amounts) arising out of the conduct of the its business operations or those of previously owned entities, including matters relating to commercial transactions, government contracts, product liability, the integration of emerging technologies (such as, but not limited to, artificial intelligence and machine learning), prior acquisitions and divestitures, employment, employee benefit plans, intellectual property, legal, and environmental, health, and safety matters. The Company recognizes liabilities for any contingency that is probable of occurrence and reasonably estimable. The Company continually assesses the likelihood of adverse judgments or outcomes in such matters, as well as potential ranges of probable losses (taking into consideration any insurance recoveries), based on a careful analysis of each matter with the assistance of outside legal counsel and, if applicable, other experts.
Given the uncertainty inherent in litigation and investigations, including those discussed in this Note 19, the Company cannot predict when or how these matters will be resolved and does not believe it is possible to develop estimates of reasonably possible loss (or a range of possible loss) in excess of current accruals for commitment and contingency matters. Considering the Company's past experience and existing accruals, the Company does not expect the outcome of such matters, either individually or in the aggregate, to have a material adverse effect on the Company's consolidated financial position. Because most contingencies are resolved over long periods of time, potential liabilities are subject to change due to new developments (including new discovery of facts, changes in legislation, and outcomes of similar cases through the judicial system), changes in assumptions or changes in settlement strategy, which could cause the Company to pay damage awards or settlements (or become subject to equitable remedies) that could have a material adverse effect on the Company's consolidated results of operations or operating cash flows in the periods recognized or paid.
WARRANTIES AND GUARANTEES
In the normal course of business, the Company issues product warranties and product performance guarantees. The Company accrues for the estimated cost of product warranties and performance guarantees based on contract terms and historical experience at the time of sale. Adjustments to initial obligations for warranties and guarantees are made as changes to the obligations become reasonably estimable. The following table summarizes information concerning the Company's recorded obligations for product warranties and product performance guarantees:

	Years Ended December 31,
	2025	2024	2023
Beginning of year	$237	$219	$213
Accruals for warranties/guarantees issued during the year	144	186	139
Adjustment of pre-existing warranties/guarantees	6	3	(27)
Settlement of warranty/guarantee claims	(148)	(171)	(106)
Reclassifications to Liabilities held for sale	(19)	—	—
End of year	$220	$237	$219
Product warranties and product performance guarantees are included in the following balance sheet accounts:

	December 31,
	2025	2024
Accrued liabilities	$180	$202
Other liabilities	40	35
Total obligations for product warranties and product performance guarantees	$220	$237